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                                                                    EXHIBIT 10.1



                                 AMENDMENT NO. 1
                                     TO THE
                                 AUDIONET, INC.
                  1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
                     (AS AMENDED AND RESTATED JUNE 1, 1997)


         WHEREAS, the AudioNet, Inc. 1996 Non-Employee Directors Stock Option Plan (the "Plan") is designed to attract and retain highly qualified independent directors by granting such independent directors options to purchase shares of common stock, $.01 par value, in broadcast.com inc. (formerly AudioNet, Inc.) (the "Company");

         WHEREAS, the Board of Directors desires to change the name of the Plan to the "broadcast.com inc. 1996 Non-Employee Directors Plan;"

         WHEREAS, the Board of Directors desires to modify the definition of "Eligible Directors" in the Plan to permit each non-employee director of the Company to receive option grants under the Plan; and

         WHEREAS, Section 1.05 of the Plan provides that the Board of Directors may amend the Plan, subject in certain cases to stockholder approval.

         NOW THEREFORE BE IT RESOLVED, THAT,

         1.       AMENDMENTS.

                  A. The name of the Plan shall be the broadcast.com inc. 1996 Non-Employee Director Stock Option Plan.

                  B. Section 1.03 of the Plan is hereby amended and restated in its entirety as follows:

                  1.03 ELIGIBLE DIRECTORS. For the purposes of this Plan, "Eligible Director" shall mean each member of the Board of Directors who is not, at the time of reference, an officer or employee of the Company or any subsidiary of the Company.

         2. NO OTHER AMENDMENTS. Except as expressly amended hereby, the Plan is and shall remain in full force and effect.

         3. EFFECTIVE DATE. Once duly executed and approved by the Board of Directors and the stockholders of the Company pursuant to Section 1.05 of the Plan, this Amendment shall be effective on July 15, 1998.